UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  FEBRUARY 2, 2005

CONSOLIDATED GRAPHICS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

TEXAS	001-12631	76-0190827
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)

5858 WESTHEIMER, SUITE 200 HOUSTON, TEXAS 77057
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Pursuant to Item 2.02 of Form 8-K, Consolidated Graphics, Inc. (the “Company”) is furnishing to the Securities and Exchange Commission (SEC) a transcript of management’s prepared remarks for a conference call held by the Company on February 2, 2005 to discuss its fiscal 2005 third quarter results.  A copy of the transcript is attached hereto as Exhibit 99.1.

An archive of the conference call, as well as all of the Company’s filings with the SEC, can be accessed at www.consolidatedgraphics.com under the Investor Relations page.  The attached transcript may contain forward-looking information. Readers are cautioned that such information involves known and unknown risks, uncertainties and other factors that could cause actual results to materially differ from the results, performance or other expectations implied by these forward looking statements.  The attached transcript may also contain references to certain non-GAAP financial measures.  Management’s opinion regarding the usefulness of such measures, together with reconciliation of such measures to the most directly comparable GAAP measures, are attached as an exhibit to the Company’s Form 10-Q for the fiscal 2005 third quarter, filed earlier today.  A copy of the Company’s earning release with respect to such completed fiscal quarter is also attached as an exhibit to the Form 10-Q.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(C)  EXHIBIT

The following exhibit is filed herewith:

99.1        Transcript of management’s prepared remarks for a conference call held by the Company on February 2, 2005 to discuss the Company’s fiscal 2005 third quarter results.

SIGNATURE

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

CONSOLIDATED GRAPHICS, INC.
(Registrant)

	By:	/s/ G. Christopher Colville

G. Christopher Colville
Executive Vice President,
Chief Financial Officer
And Secretary

Date: February 2, 2005